                                                                Exhibit 99.1

President's Report                                                 June 3, 2008

Plant Update - Total number of on-site workers = 200   Estimated Grind = 12-15-08

     o    Weather:  Work on the plant continues despite several wet periods this month.
     o    Grain  handling:  MCC  building  construction  began  this  month.  We anticipate  silo  completion  by early fall.  Filling of the silos for settling will need to begin at that time.
     o    Storage tank progress: Complete.
     o    Process building:  Structural steel progress - 90% complete. Piping is being  installed.  Installation  of  heat  exchangers  and  pumps  and electrical cable tray work continue.
     o    North and South Rail line:  Loop  tracks 60%  complete - some  ballast delivered  last  month.  Rail  across  Pony  Creek  bridge  completed.
          Continue  installing  switches  on  the  loop.  Began  earth  work  on modifications  for added  efficiency  on the rail loop.  Contract with
          CBEC  (property  owners of the far north part of our track) on a track agreement pending.
     o    Wells:  Wet weather  conditions  causing delay in this  process.  Step testing of the wells to be started this month.
     o    Steam  Pipeline:  Foundations  under the  steam  line  continue  to be poured.  Pipe  installers  are mobilized on site.
     o    DDG Dryers: All 6 dryers in place.
     o    Energy center: Structural steel construction continues.  Conveyer work to begin shortly. ICM's dryer group mobilized on site.
     o    Wet cake pads: Conveyor group mobilized and equipment being delivered.
          Completion expected later this summer.
     o    Cooling  Tower:  Additional  progress in this area will  commence when connections to the process building are completed.
     o    Natural gas pipeline:  4" piping is on-site.  Construction to begin by
          July 1st.
     o    Scales: Construction to begin this week by Scales Sales and Service.
     o    Administration  building:  Framing  complete;   exterior  walls  being
          installed and roof to be completed this month.  Estimated occupancy in
          September.

Management

     o    Ed  Milner  was  hired  as  Plant  Engineer  in  May.  Ed  has a BS in
          Engineering  and worked for ICM  specifically on the SIRE steam line -
          he actually  designed the line. Ed has sugar mill experience  prior to joining  ICM.  Ed will  oversee  the  construction  of the steam line, establish  technical  relations with  MidAmerican,  interface with the
          Bunge/ICM   engineering   team,  and  reduce  our  need  to  outsource
          engineering projects. We're fortunate to add Ed to our staff.
     o    First National  Investment Bank continues to work toward finding us an additional  investor  partner.  We  will  keep  you  notified  of  any additional progress in this area.
     o    Regarding  organizational  structure,  we will  begin the  process  of hiring the remainder of the staff.  Our plan  includes  having 52 SIRE employees  and 5  outsourced  employees.  The five  include  two grain merchandisers from Bunge and three from NQI, the grain testing company responsible  for  analyzing  our  incoming  grain.  We will  post  job openings and directions for applying on our website later this month.
     o    Investigating  additional  working  capital with the lending group. We will provide additional information as we progress.

As always,  please  contact me directly at (712) 366-0392 if you have any issues or concerns regarding the project.

Mark Drake

                      SIRE Newsletter - Volume II Issue 4
This   newsletter   contains   forward-looking   statements.   We  undertake  no
responsibility to update any  forward-looking  statement.  When used, the words,
"believe,"  "expect,"  "will,"  "can,"  "estimate,"   "anticipate"  and  similar
expressions are intended to identify forward-looking statements.  Readers should not place undue  reliance on any  forward-looking  statements and recognize that the statements are not  predictions  of actual future  results,  which could and likely will differ  materially  from those  anticipated  in the  forward-looking statements  due to risks and  uncertainties,  including  those  described in our
Securities and Exchange Commission filings.